Equity Based Compensation	12 Months Ended
Dec. 31, 2013
Share-based Compensation [Abstract]
Equity-based Compensation
EQUITY-BASED COMPENSATION

Eagle Rock Energy G&P, LLC, the general partner of the general partner of the Partnership, has a long-term incentive plan, as amended (“LTIP”), for its employees, directors and consultants who provide services to the Partnership and its subsidiaries and affiliates. The LTIP provides for the issuance of an aggregate of up to 7,000,000 common units, to be granted either as options, restricted units or phantom units, of which, as of December 31, 2013, a total of 913,794 common units remained available for issuance. Grants under the LTIP are made at the discretion of the board and to date have only been made in the form of restricted units. Distributions declared and paid on outstanding restricted units, where such restricted units are eligible to receive distributions, are paid directly to the holders of the restricted units. No options or phantom units have been issued to date.

The restricted units granted are valued at the market price as of the date issued. The weighted average fair value of the units granted during the years ended December 31, 2013, 2012 and 2011 was $9.16, $9.50 and $10.13, respectively. The awards generally vest over three years on the basis of one third of the award each year. The Partnership recognizes compensation expense on a straight-line basis over the requisite service period for the restricted unit grants. During the restriction period, distributions associated with the granted awards will be distributed to the awardees.

A summary of the restricted common units’ activity for the year ended December 31, 2013 is provided below:

	Number of Restricted Units	Weighted Average Fair Value
Outstanding at December 31, 2012	2,608,035	$9.38
Granted	1,623,939	$9.16
Vested	(1,203,822)	$8.98
Forfeited	(284,345)	$9.90
Outstanding at December 31, 2013	2,743,807	$9.37

For the years ended December 31, 2013, 2012 and 2011, non-cash compensation expense of approximately $10.4 million, $7.7 million and $4.3 million, respectively, was recorded related to the granted restricted units as general and administrative expense on the consolidated statements of operations.

As of December 31, 2013, unrecognized compensation costs related to the outstanding restricted units under the LTIP totaled approximately $17.1 million. The remaining expense is to be recognized over a weighted average of 1.6 years.

In connection with the vesting of certain restricted units during the years ended December 31, 2013, 2012 and 2011, 272,179, 286,716 and 137,985, respectively, of the newly-vested common units were cancelled by the Partnership in satisfaction of $1.9 million, $2.5 million and $1.4 million, respectively, of minimum employee tax liability paid by the Partnership. Pursuant to the terms of the LTIP, these cancelled units are available for future grants under the LTIP.